                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                           FIFTH AMENDMENT AND WAIVER

                  This FIFTH AMENDMENT AND WAIVER (this "Amendment") is entered into effective as of April 28, 2003, in respect of the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") by and among WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), the financial institutions parties thereto (the "Banks"), FORTIS CAPITAL CORP., a Connecticut corporation ("Fortis"), as a Bank, as an Issuing Bank, as Collateral Agent and as Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), as a Bank, as an Issuing Bank, and as Documentation Agent.

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Banks agree to amend and waive certain provisions of the Credit Agreement, as more fully set forth herein; and

                  WHEREAS, the Administrative Agent and the Banks are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment;

                  NOW, THEREFORE, in consideration of premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, Fortis, BNP Paribas and the other Banks agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments. The Credit Agreement is hereby amended as follows:

                           (a) The definition of "Expiration Date" in Section
1.01, Certain Defined Terms, is hereby amended by deleting the date "April 30, 2003" in subsection (a) and substituting in lieu thereof "March 31, 2004".

                           (b) The Credit Agreement is hereby amended by adding
a new definition of "Fifth Amendment" immediately after the definition of 'Federal Funds Rate', such new definition to read in its entirety as follows:

                           "'Fifth Amendment' means the Fifth Amendment and Waiver, dated as of April 28, 2003, by and among the parties to this Agreement."

                           (c) The definition of "Maturity Date" in Section
1.01, Certain Defined Terms, is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                           "'Maturity Date' means June 30, 2004".

                           (d) The definition of "Net Position Value" in Section
1.01, Certain Defined Terms, is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following new definition:

                           "'Net Position Value' means Borrower's Net Position valued at the One-Year NYMEX Natural Gas Strip as quoted by BNP Paribas' Commodity Indexed Transactions Group, such Net Position Value to be adjusted initially on the effective date of the Fifth Amendment and thereafter on the first Business Day of each January, April, July and October."

                           (e) Section 1.01, Certain Defined Terms, is hereby
amended by adding a new definition of "One-Year NYMEX Natural Gas Strip" immediately following the definition of "Offshore Rate Loan", such new definition to read in its entirety as follows:

                           "'One-Year NYMEX Natural Gas Strip' means, for any date of determination, the average of the monthly NYMEX price of natural gas for the succeeding twelve-month period."

                  3. Waiver. The Administrative Agent and each of the Banks hereby waive any Default or Event of Default which may exist under Section 7.15(c) of the Credit Agreement based solely upon the failure of the ratio of Total Liabilities (excluding the amount of Subordinated Debt that is included in the calculation of Tangible Net Worth) to Tangible Net Worth to be equal to or less than 5.0 to 1.0 for the monthly financial statements of February 2003.

                  4. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants (a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) that, other than the violations of Section 7.15(c) of the Credit Agreement described in this Amendment, which violations have been waived by the Administrative



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Agent and each of the Banks in Section 3 herein, no Event of Default exists and no event or condition exists or has occurred which with passage of time, or notice, or both, would become an Event of Default (a "Default"), and (c) that Borrower is fully authorized to enter into this Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

                  5. Conditions Precedent. As a condition to Administrative Agent and the Banks entering into this Amendment, the Administrative Agent and the Banks must have received payment of all fees and expenses owed to them on the date hereof, and executed originals of each of the following documents and instruments, in form and substance satisfactory to the Administrative Agent and the Banks:

                           (a) this Amendment, duly executed by Borrower and the
Banks;

                           (b) a Reaffirmation Agreement, reaffirming the Loan
Documents;

                           (c) a legal opinion of counsel to the Borrower and
counsel to Guarantors each addressed to the Administrative Agent and the Banks, in form and substance acceptable to the Administrative Agent and the Banks; and

                           (d) such other documents or certificates as the
Administrative Agent may reasonably request.

                  6. Miscellaneous.

                           (a) No Other Amendments or Waivers. Except as
expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof.

                           (b) Severability. In case any of the provisions of
this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                           (c) Execution in Counterparts. This Amendment may be
executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

                           (d) Governing Law. This Amendment shall be construed
in accordance with and governed by the laws of the State of New York (without reference to principles of conflicts of laws); provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

                           (e) Rights of Third Parties. All provisions herein
are imposed solely and exclusively for the benefit of Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                           (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND
THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]



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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       WOODWARD MARKETING, L.L.C., a Delaware
                                       limited liability company

                                            By:        /s/ RONALD W. BAHR
                                                --------------------------------
                                                Name:  Ronald W. Bahr
                                                       -------------------------
                                                Title: Senior Vice President
                                                       -------------------------

                                       Borrower's Address:
                                       11251 Northwest Freeway, Suite 400
                                       Houston, Texas 77092
                                       Attention: Ronald W. Bahr
                                       Telephone: (713) 688-7771
                                       Facsimile: (713) 688-5124







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                         [Amendment to Credit Agreement]



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

                                       FORTIS CAPITAL CORP., a Connecticut
                                       corporation as Administrative Agent,
                                       Collateral Agent, Issuing Bank and a Bank

                                            By:        /s/ IRENE C. RUMMEL
                                                --------------------------------
                                                Name:  Irene C. Rummel
                                                Title: Senior Vice President



                                            By:        /s/ MARLA JENNINGS
                                                --------------------------------
                                                Name:  Marla Jennings
                                                Title: Asst. Vice President

                                       100 Crescent Court
                                       Suite 1777
                                       Dallas, TX 75201
                                       Telephone: (214) 953-9314
                                       Facsimile: (214) 969-9332






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

                                       BNP PARIBAS, a bank organized under the
                                       laws of France as a Bank, Issuing Bank,
                                       and Documentation Agent

                                            By:        /s/ EDWARD K. CHIN
                                                --------------------------------
                                                Name:  Edward K. Chin
                                                       -------------------------
                                                Title: Director
                                                       -------------------------

                                                787 Seventh Avenue
                                                New York, New York 10019
                                                Attention: Ed Chin
                                                Telephone: (212) 841-2020
                                                Facsimile: (212) 841-2536


                                       BNP PARIBAS, a bank organized under the
                                       laws of France as a Bank, Issuing Bank,
                                       and Documentation Agent

                                            By:        /s/ ZALI WIN
                                                --------------------------------
                                                Name:  Zali Win
                                                       -------------------------
                                                Title: Director
                                                       -------------------------

                                                787 Seventh Avenue
                                                New York, New York 10019
                                                Attention: Zali Win
                                                Telephone: (212) 841-2020
                                                Facsimile: (212) 841-2536




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                                       SOCIETE GENERALE, as a Bank



                                            By:        /s/ BARBARA PAULSEN
                                                --------------------------------
                                                Name:  Barbara Paulsen
                                                       -------------------------
                                                Title: VP
                                                       -------------------------

                                                1221 Avenue of the Americas
                                                New York, New York 10020
                                                Attention: Barbara Paulsen
                                                Telephone: (212) 278-6496
                                                Facsimile: (212) 278-7417


                                       SOCIETE GENERALE, as a Bank



                                            By:        /s/ EMMANUEL CHESNEAU
                                                --------------------------------
                                                Name:  Emmanuel Chesneau
                                                       -------------------------
                                                Title: Director
                                                       -------------------------

                                                1221 Avenue of the Americas
                                                New York, New York 10020
                                                Attention: Emmanuel Chesneau
                                                Telephone: (212) 278-6496
                                                Facsimile: (212) 278-7417





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

                                       NATEXIS BANQUES POPULAIRES, NEW YORK
                                       BRANCH, as a Bank



                                            By:        /s/ DAVID PERSHAD
                                                --------------------------------
                                                Name:  David Pershad
                                                       -------------------------
                                                Title: Vice President
                                                       -------------------------

                                                1251 Avenue of the Americas,
                                                34th Floor
                                                New York, New York 10020
                                                Attention: David Pershad
                                                Telephone: (212) 872-5015
                                                Facsimile: (212) 354-9095


                                       NATEXIS BANQUES POPULAIRES, NEW YORK
                                       BRANCH, as a Bank



                                            By:        /s/ GUILLAUME DE PARSCAU
                                                --------------------------------
                                                Name:  Guillaume de Parscau
                                                       -------------------------
                                                Title: First Vice President &
                                                       -------------------------
                                                       Manager Commodities &
                                                       -------------------------
                                                       Finance Group
                                                       -------------------------

                                                1251 Avenue of the Americas,
                                                34th Floor
                                                New York, New York 10020
                                                Attention: Guillaume de Parscau
                                                Telephone: (212) 872-5015
                                                Facsimile: (212) 354-9095




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

                                       RZB FINANCE LLC, as a Bank



                                            By:        /s/ HERMINE KIROLOS
                                                --------------------------------
                                                Name:  Hermine Kirolos
                                                       -------------------------
                                                Title: Group Vice President
                                                       -------------------------

                                                1133 Avenue of the Americas
                                                New York, New York 10036
                                                Attention: Hermine Kirolos
                                                Telephone: (212) 845-4114
                                                Facsimile: (212) 944-6389



                                            By:        /s/ FRANK J. YAUTZ
                                                --------------------------------
                                                Name:  Frank J. Yautz
                                                       -------------------------
                                                Title: First Vice President
                                                       -------------------------

                                                1133 Avenue of the Americas
                                                New York, New York 10036
                                                Attention: Hermine Kirolos
                                                Telephone: (212) 845-4114
                                                Facsimile: (212) 944-6389




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

                                       GUARANTORS:

                                       ATMOS ENERGY MARKETING, LLC

                                           By: /s/ LAURIE M. SHERWOOD
                                               ---------------------------------
                                               Name:  Laurie M. Sherwood
                                                      --------------------------
                                               Title: Vice President & Treasurer
                                                      --------------------------

                                               1800 Three Lincoln Centre
                                               5430 LBJ Freeway
                                               Dallas, TX 75240


                                       ATMOS ENERGY HOLDINGS, INC.

                                           By:        /s/ LAURIE M. SHERWOOD
                                               ---------------------------------
                                               Name:  Laurie M. Sherwood
                                                      --------------------------
                                               Title: Vice President & Treasurer
                                                      --------------------------

                                               1800 Three Lincoln Centre
                                               5430 LBJ Freeway
                                               Dallas, TX 75240





                         [Amendment to Credit Agreement]



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